STOCK CAPITAL	6 Months Ended
Jun. 30, 2013
Stockholders Equity Note [Abstract]
Stockholders Equity Note Disclosure [Text Block]
NOTE 8 - STOCK CAPITAL

Due to the Merger as described in Note 10 - Subsequent Events, the capital structure of the Company has changed. Although the Merger occurred after the date of the interim financial statements the change has been given retroactive treatment in the Company's balance sheets. Pursuant to the Merger Agreement, all shares of the Company’s common and preferred stock that were issued and outstanding immediately preceding the Merger were converted into the right to receive an aggregate of approximately 40,000,000 shares of common stock of the post-Merger company, par value $0.001 per share, after giving effect to a 7.5-for-1 forward split.